© 2004-2010 Chelsea Therapeutics, Inc. Northera™ (droxidopa) Preliminary Findings From Study 301 in Symptomatic Neurogenic Orthostatic Hypotension September 2010

NASDAQ: CHTP

Forward-Looking Statement
Forward-Looking Statement
This presentation is being provided for informational and discussion purposes.  This presentation is not intended to provide and should not be relied upon as investment advice or an opinion regarding the appropriateness or suitability of any investment.
Nothing herein should be construed to be an offer to sell, or a solicitation of an offer to buy, any securities.
This presentation contains forward-looking statements regarding future events.  These statements are just predictions and are subject to risks and uncertainties that could cause the actual events or results to differ materially.  These risks and uncertainties include failure to get regulatory approval for our product candidates, market acceptance for approved products, management of rapid growth, risks of regulatory review and clinical trials, intellectual property risks, and the need to acquire additional products.  The reader is referred to the documents that Chelsea Therapeutics International, Ltd. files from time to time with the Securities and Exchange Commission.

NASDAQ: CHTP

Northera  Phase III Program: NOH
Northera  Phase III Program: NOH
Study 302: Pivotal Proof of Efficacy – Withdrawal Design
Study 303: Long-Term Safety Extension to Study 302 – includes long-term efficacy assessment after 3 months
Study 301: Pivotal Proof of Efficacy – Induction Design
Study 304: Long-Term Safety Extension to Study 301
Study 305: 24 HR Blood Pressure Monitoring Study – subgroup of 301 patients
Study 306: Pivotal Proof of Efficacy – Induction Design

NASDAQ: CHTP

Key Symptomatic Efficacy Outcome Measures
Key Symptomatic Efficacy Outcome Measures
Orthostatic Hypotension Questionnaire: OHQ
•
Orthostatic Hypotension Symptom Assessment: OHSA
Please circle the number on the scale (0-10) that best rates how severe your symptoms from low blood pressure have been on average over the past week Please respond to every symptom. If you do not experience the symptom, circle zero (0). PLEASE RATE THE
SYMPTOMS THAT ARE DUE ONLY TO YOUR LOW BLOOD PRESSURE PROBLEM.
1.Dizziness, lightheadedness, feeling faint, or feeling like you might blackout
2.Problems with vision (blurring, seeing spots, tunnel vision, etc.)
3.Weakness
4.Fatigue
5.Trouble concentrating
6.Head/neck discomfort
•
Orthostatic Hypotension Daily Activities Scale: OHDAS
We are interested in how the low blood pressure symptoms you experience affect your daily life. Please rate each item by circling the number that best represents how much the activity has been interfered with on average over the past week by the low blood pressure symptoms you experienced.
1. Standing short time
2. Standing long time
3. Walking short time
4. Walking long time

NASDAQ: CHTP

Study 301: Baseline Diagnoses
Study 301: Baseline Diagnoses
Symptomatic, Neurogenic Orthostatic Hypotension Associated with Primary
Autonomic Failure, Dopamine -hydroxylase Deficiency & Non-diabetic Autonomic
Neuropathies
•
Diverse patient population with varied & distinct primary diseases
•
Common feature:  20 mm Hg drop in SBP upon Standing

NASDAQ: CHTP

Study 301: Demographic Data
Study 301: Demographic Data
Double Blind Phase
Placebo Northera
(N=80) (N=82)
Gender [N(%)]
  Male 42 (52.5) 42 (51.2)
  Female 38 (47.5) 40 (48.8)
Ethnicity
  White 75 (93.8) 82 (100.0)
  Black/African-American 1 (1.3) 0
  Asian 1 (1.3) 0
  Hispanic/Latino 3 (3.8) 0
Age (years) at Screening
  n 80 82
  Mean (SD) 55.7 (20) 57.4 (17)
  Median 61.5 60.0

NASDAQ: CHTP

Study 301: Trial Design
Study 301: Trial Design
Titration Stopping Rules:
1.Asymptomatic and >10 mmHG in Standing SBP
2.Sustained SBP 180 mmHg or DBP 110 mmHg
3.Intolerable AEs
4.Maximum Dose of 600mg TID reached
Responder Criteria:
1. 1 unit improvement on OHSA item #1 (dizziness);
AND
2. 10 mmHg in Standing SBP

NASDAQ: CHTP 8 Study 301: Optimal Dose Post-Titration Study 301: Optimal Dose Post-Titration 100 200 300 400 500 600 0 10 20 30 40 50 Dose of Northera (mg TID)

NASDAQ: CHTP
Study 301: Broad Symptomatic Benefits
Study 301: Broad Symptomatic Benefits
Favors
Northera
Favors
Placebo
0.0
0.2
0.4
0.6
0.8
1.0
1.2
1.4
OHSA
OHDAS
***
*
p 0.05
**
p 0.01
***
p 0.001 **
*
*
**
***
**
**
**
**
**

NASDAQ: CHTP 10 Study 301: Change in OHSA Scores Study 301: Change in OHSA Scores 0 1 2 3 Placebo * p 0.05 ** p 0.01 *** p 0.001 *** ** * * Northera

NASDAQ: CHTP 11 Study 301: Change in OHDAS Scores Study 301: Change in OHDAS Scores 0 1 2 3 Placebo *** ** ** ** Northera

NASDAQ: CHTP 12 Study 301: Change in Composite Scores Study 301: Change in Composite Scores OHQ OHSA OHDAS 0.0 0.5 1.0 1.5 2.0 2.5 Placebo * p 0.05 ** p 0.01 *** p 0.001 ** ** ** Northera

NASDAQ: CHTP

Study 301: Effect of Northera on Standing SBP
Study 301: Effect of Northera on Standing SBP
Washout
R
Placebo
70
80
90
100
110
120
Northera
No Drug
Placebo
*
p 0.05
**
p 0.01
***
p 0.001
***

NASDAQ: CHTP

Study 301: Effect of Northera on Supine SBP
Study 301: Effect of Northera on Supine SBP
Washout
R
Placebo
70
80
90
100
110
120
130
140
Northera
No Drug
Placebo
*
p
0.05
**
p 0.01
***
p 0.001
***

NASDAQ: CHTP 15 Study 301: Effect of Northera Study 301: Effect of Northera on Standing SBP on Standing SBP SBP from randomization Supine Standing 0 2 4 6 8 10 12 Placebo Northera *** p 0.001 *** ***

NASDAQ: CHTP

Study 301: No Serious Adverse Events
Study 301: No Serious Adverse Events
•
Most common adverse events reported:
• Headache: 0.0 % placebo,   7.4 % Northera
• Falls: 4.3 % placebo,   0.0 % Northera

NASDAQ: CHTP Study 301: Response in Parkinson’s Disease Study 301: Response in Parkinson’s Disease 0.00 0.25 0.50 0.75 1.00 1.25 1.50 1.75 2.00 2.25 Placebo Northera

NASDAQ: CHTP 18 0 2 4 6 8 10 12 0 1 2 3 4 5 6 7 8 9 302 301 303 Weeks of Treatment Study 302: Parkinson’s Response Over Time Study 302: Parkinson’s Response Over Time

NASDAQ: CHTP

Study 306: NOH in Parkinson’s Disease
Study 306: NOH in Parkinson’s Disease
Randomization
Visit 2
Up to 2 weeks 8 weeks
Visit 1 Visit 3a, 3b, 3c….
Visit 7
2 weeks
•
Enriched Homogeneous population: 84 PD Patients with NOH
•
Longer Treatment duration allows active arm to improve and placebo to fail
•
Primary efficacy measure: OHQ composite
•
Top-line data Q2 2011
Double-Blind Titration Double-Blind Treatment

NASDAQ: CHTP

Next Steps: NOH Registration Program
Next Steps: NOH Registration Program
Complete Study 301 Data Analysis
Present full data set: American Autonomic Society Annual Meeting, Nov. 2010
Continue Preparations for Rolling NDA Submission to be initiated first half 2011
Request Pre-NDA Meeting
Complete Study 306
Estimated Completion of Enrollment: Year End 2010
Top-line Data: Q2 11
Complete Data Analysis for NDA
Complete NDA Submission: Q3 11
Anticipating Robust Filing Package
Supportive Data from Study 302
Highly Significant Outcome in Study 301
Confirmatory Data from Study 306
Strong Safety Data from Studies 303, 304 & 305
Meaningful Data from Japanese registration program
Fast-Track status should expedite NDA review process

NASDAQ: CHTP
Study 301: Broad Symptomatic Benefits
Study 301: Broad Symptomatic Benefits
-0.50
-0.25
0.00
0.25
0.50
0.75
1.00
1.25
1.50
OHSA OHDAS
302
301
*
p 0.05
**
p 0.01
***
p 0.001
*
**
***
**
**
*
**
**
***
**
**
*
*
* *

NASDAQ: CHTP

Positioning Northera
Positioning Northera
Target Profile: Northera™ is used as first line chronic oral therapy in NOH because it is the only drug proven to reduce the physical symptoms of dizziness, lightheadedness, and falling sensations associated with neurogenic orthostatic hypotension by safely replenishing low levels of the natural neurotransmitter, norepinephrine.
Pharmacoeconomic Rationale: Reduction of Falls
•
Of the estimated 1.7 million nursing home residents in the US, approximately half fall annually, twice the rate for persons dwelling in the community; 11% sustain a serious fall-related injury.
•
The mean incidence of falls in nursing homes is 1.5 falls per bed per year.  The most common precipitating causes include gait and balance disorders, weakness, dizziness, environmental hazards, confusion, visual impairment, and postural hypotension.
•
$10B for  hip fractures (1996)*
•
Does not include cost for head trauma, soft tissue injury, dislocations, etc.
•
$20B for all fall related costs (1998)**

• Poor Surrogate at Best: Midodrine (ProAmatine®)…alpha agonist: 52,000 patients*
•
Not approved for symptomatic benefit
•
Provides constant/undifferentiated pressor effect: equal effect supine vs. standing
•
Black box warning for supine hypertension…22% at 10 mg. dose
•
Alpha agonist side effects
•
piloerection (goose bumps, hair standing on end)
•
paresthesia (tingling, pricking or numbness of skin (scalp)
•
Poor patient persistence and compliance
•
Poor penetration of PD Market
•
$55-60M sales (priced at $30/day would generate $315 million annually)
NASDAQ: CHTP
23
Current Therapeutic Landscape
Current Therapeutic Landscape
*Verispan

•
Attractive US Pricing Model: US sales of $300-$375 million within 3-5 years of launch assuming:
• Price: $30/day
• Compliance: 70%
•
Limited Sales Force Requirements ~ 85 Sales Reps
• 10% of Midodrine Sales Generated by Only 232 Physicians
• ~4,000 physicians responsible for 50% of midodrine sales
• No Competing Sales Force
•
Personal  Promotion: Top 5 Deciles: ~20,000 MDs
• Direct Sales force promotion to high prescribers
• Promotional support & spending at Medical Meetings
• Sampling program for new patients
• Medical Science Liaison outreach to KOLs and Patient Support Groups
• Accounts for ~80 %  of effort and spending
•
Non-Personal Promotion: ~45,000 MDs
• Journal advertising
• Direct mail educational and promotional programs
• Sampling programs via mail
NASDAQ: CHTP

Northera: US Commercial Opportunity
Northera: US Commercial Opportunity

NASDAQ: CHTP

Study 301: Summary Findings
Study 301: Summary Findings
• Broad Symptomatic & Functional Benefits
• Statistically Significant Improvement in Composite OHQ Score vs. Placebo
(p=0.003)
• Mean decrease of 1.83 units in composite OHQ score
•
Statistically Significant Improvement in composite OHSA (p=0.01) and composite
OHDAS (p=0.003)
• Statistically Significant Improvement in 8 out of 10 Individual OHQ Items
• Clear Mechanistic Rational for Symptomatic & Functional Improvements
•
Statistically Significant Improvement in Standing SBP vs. Placebo (p<0.001)
• Mean improvement of 11.2 mmHg in standing SBP
• Preferential Effect on Standing SBP vs. Supine SBP
• Safe and Well Tolerated
• No Serious or Severe Adverse Events
• Headache (7.4%): all cases reported mild
• Treatment associated with fewer falls
• No patients on Northera reported falling vs. 3 patients on Placebo

NASDAQ: CHTP

Looking Ahead….
Looking Ahead….
Top-line Results Northera: Study 303 Q2 10
Initiate Northera PIII: NOH Study 306 Q2 10
Interim Analysis Droxidopa PII: Fibromyalgia H2 10
Top-line Results Northera PIII: NOH Study 301 Q3 10
Initiate CH-4051 PII: RA Q4 10
Top-line Results Droxidopa Investigator PII: ADHD Q1 11
Top-line Results Northera PIII: NOH Study 306 Q2 11
Un-blinded Interim Data CH-4051: RA Q3 11
Top-line Results Droxidopa PII: Fibromyalgia YE 11
•
Operational Focus
• Drive Northera Registration Program/NDA
• Advance CH-4051 in RA and Droxidopa in additional indications
• Execute strategic, cash generating licensing/partnership opportunities
•
Upcoming Milestones